UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2018

CLEARWATER PAPER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34146 (Commission File Number)	20-3594554 (IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100 Spokane, WA (Address of principal executive offices)	99201 (Zip Code)

Registrant’s telephone number, including area code:  (509) 344-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On January 5, 2018, Clearwater Paper Corporation (the “Company”) entered into substantially similar amendments to each of the following credit agreements to which it is a party (the “Amendments”): (i) the credit agreement dated as of October 31, 2016, with Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (the “Commercial Bank Agreement”); and (ii) the credit agreement dated as of October 31, 2016, with Northwest Farm Credit Services, PCA, as administrative agent, and the lenders party thereto (together with the Commercial Bank Agreement, the “Credit Agreements”).

While the Company was in compliance with the previous financial covenants, the purpose of the Amendments is to allow greater flexibility during the periods set forth below in the event that there is a need for additional future borrowings to fund the Company’s ongoing major capital projects, including in particular the new tissue machine and related converting equipment under construction at the Company’s facility in Shelby, North Carolina.  The Amendments involve the following changes to the Credit Agreements:

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increasing the consolidated total leverage ratio from 4.00 to 1.00 to (i) 4.50 to 1.00 for the quarter ending December 31, 2017 and for each quarter ending in 2018, and (ii) 4.25 to 1.00 for each quarter ending in 2019; thereafter the consolidated leverage ratio would be revert back to 4.00 to 1.00; and

•	decreasing the consolidated interest coverage ratio from 2.25 to 1.00 to 1.75 to 1.00 through the end of 2020; thereafter the consolidated leverage ratio would revert back to 2.25 to 1.00.

The foregoing description of the Amendments is qualified in its entirety by reference to the Amendment to Commercial Bank Agreement which is attached hereto as Exhibit 10.1, and the Amendment to Farm Credit Agreement which is attached hereto as Exhibit 10.2, each of which is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibit Index

Exhibit	Description

10.1

Amendment to Commercial Bank Agreement, effective as of December 31, 2017, by and among the financial institutions signatory thereto, Wells Fargo Bank, National Association and Clearwater Paper Corporation.

10.2	Amendment to Farm Credit Agreement, effective as of December 31, 2017, by and among the financial institutions signatory thereto, Northwest Farm Credit Services, PCA, and Clearwater Paper Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2018

CLEARWATER PAPER CORPORATION

By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

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